UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

CHINA RECYCLING ENERGY CORPORATION

(Exact name of registrant as specified in charter)

Nevada	001-34625	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C Rong Cheng Yun Gu Building Keji 3rd Road, Yanta District Xi’an City, Shaanix Providence, China	710075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86-29) 8765-1097

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 25, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Securities and Exchange Commission (the “SEC”) issued Release No. 34-88465 (the “Order”) that superseded the Release No. 34-88318 (the “Original Order”), issued by the SEC on March 4, 2020. The Order modified exemptions to registrants subject to the reporting and proxy delivery requirements of the Exchange Act Section 13(a) or 15(d) that have filings due on or before July 1, 2020 due to circumstances related to the coronavirus disease 2019 (COVID-19).

China Recycling Energy Corporation (the “Company”) is furnishing this Current Report on Form 8-K to indicate its reliance on the Order in connection with the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2020, originally due on May 15, 2020.

We have experienced significant disruptions to our business and operations due to circumstances related to COVID-19. The preparation of the Company’s Quarterly Report, including the financial statements, has been delayed by government-imposed quarantines, office closings and travel restrictions The Company’s headquarters and operations are located in the City of Xi’an, Shaan Xi Province, China. Due to the ongoing outbreak of the COVID-19, which was first reported in December 2019 in Wuhan, China, the Chinese government initiated travel restrictions and mandatory quarantines to control the spread of COVID-19 within China. The World Health Organization has declared the outbreak to constitute a “Public Health Emergency of International Concern.” This contagious disease outbreak continues to spread to additional countries and is disrupting supply chains and affecting production and sales across a range of industries as a result of quarantines, facility closures, and travel and logistics restrictions in connection with the outbreak. While the related financial impact and duration cannot be reasonably estimated at this time, the Company expects this matter to negatively impact its operating results and cash flows.

As a result of the outbreak of COVID-19, the Company’s books and records are not easily accessible, resulting in delays in the preparation and review of the Company’s unaudited condensed consolidated financial statements for the Quarterly Report on Form 10-Q to be completed in a timely manner and to file the Quarterly Report on Form 10-Q by May 15, 2020.

The Company expects to file its Quarterly Report on Form 10-Q within 45 days after May 15, 2020 as provided by the Order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA RECYCLING ENERGY CORPORATION

Date: May 14, 2020	By:	/s/ Yongjiang Shi
Yongjiang Shi Chief Financial Officer

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